Exhibit 4.2

GE HEALTHCARE HOLDING LLC

and

THE BANK OF NEW YORK MELLON,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of November 22, 2022

to

INDENTURE

Dated as of November 22, 2022

Relating to

$1,000,000,000 of 5.550% Notes due 2024

$1,500,000,000 of 5.600% Notes due 2025

$1,750,000,000 of 5.650% Notes due 2027

$1,250,000,000 of 5.857% Notes due 2030

$1,750,000,000 of 5.905% Notes due 2032

$1,000,000,000 of 6.377% Notes due 2052

TABLE OF CONTENTS

		Page

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01	References	2
Section 1.02	Definitions	2

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01	Designation and Principal Amount	9
Section 2.02	Maturity	10
Section 2.03	Form and Payment	10
Section 2.04	Interest	11
Section 2.05	Other Terms and Conditions	13

ARTICLE THREE

REDEMPTION

Section 3.01	Optional Redemption of the Notes	13
Section 3.02	Special Mandatory Redemption of the Notes	15

ARTICLE FOUR

ADDITIONAL COVENANTS

Section 4.01	Purchase of Notes upon a Change of Control Repurchase Event	16
Section 4.02	Limitation on Liens	17
Section 4.03	Contribution of Assets and Liabilities	19

ARTICLE FIVE

ADDITIONAL EVENTS OF DEFAULT

Section 5.01	Additional Events of Default	20

ARTICLE SIX

MISCELLANEOUS

Section 6.01	Supplemental Indentures Without Consent of Holders	21
Section 6.02	Supplemental Indentures With Consent of Holders	21

i

Section 6.03	Application of First Supplemental Indenture	21
Section 6.04	Trust Indenture Act	21
Section 6.05	Conflict with Base Indenture	21
Section 6.06	Governing Law	21
Section 6.07	Successors	21
Section 6.08	Counterparts	21
Section 6.09	Trustee Disclaimer	22

ii

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of November 22, 2022 (this “First Supplemental Indenture”), between GE Healthcare Holding LLC (the “Company”), a Delaware limited liability company, and The Bank of New York Mellon, as trustee (the “Trustee”), to the Base Indenture (as defined below).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of November 22, 2022 (the “Base Indenture” and, together with this First Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of its notes and other evidences of senior debt securities, to be issued in one or more series as therein provided;

WHEREAS, pursuant to the terms of the Base Indenture, on the date hereof, the Company desires to provide for the establishment of six series of notes to be known respectively as its 5.550% Senior Notes due 2024 (the “2024 Notes”), its 5.600% Senior Notes due 2025 (the “2025 Notes”), its 5.650% Senior Notes due 2027 (the “2027 Notes”), its 5.857% Senior Notes due 2030 (the “2030 Notes”), its 5.905% Senior Notes due 2032 (the “2032 Notes”) and its 6.377% Senior Notes due 2052 (the “2052 Notes” and, together with the 2024 Notes, 2025 Notes, 2027 Notes, 2030 Notes and the 2032 Notes, the “Notes”), the form and substance of such notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and herein;

WHEREAS, initially, the 2030 Notes, the 2032 Notes and the 2052 Notes will be issued in the form of physical certificates (the “Physical Notes”), then following the Trustee’s receipt of a transfer and exchange instruction, the Trustee will exchange the Physical Notes for global notes and book-entry interests at the Depository Trust Company;

WHEREAS, the Notes initially will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on a senior unsecured basis by General Electric Company, a New York corporation (the “Guarantor”), pursuant to a Guarantee Agreement, dated as of the date hereof (the “Guarantee Agreement”), by the Guarantor in favor of the Holders, the Company and the Trustee;

WHEREAS, the Guarantor shall be automatically and unconditionally released and discharged from all obligations under its guarantee without any action required on the part of the Trustee or any Holder at such time as the Spin-Off (as defined in Section 1.02) has been completed;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this First Supplemental Indenture have been met; and

WHEREAS, the Company has requested and hereby requests that the Trustee join with it in the execution and delivery of this First Supplemental Indenture, and all acts and requirements necessary to make this First Supplemental Indenture a legal, valid and binding agreement of the parties, in accordance with its terms, and a valid supplement to, the Base Indenture with respect to the Notes have been done and performed.

WITNESSETH:

NOW, THEREFORE, for and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

Article One

Definitions and Other Provisions of General Application

Section 1.01    References. Capitalized terms used but not defined in this First Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture. References in this First Supplemental Indenture to article and section numbers shall be deemed to be references to article and section numbers of this First Supplemental Indenture unless otherwise specified. All references to any amount of interest or any other amount payable on or with respect to any of the Notes shall be deemed to include payment of any Additional Interest pursuant to the Registration Rights Agreement, if applicable.

Section 1.02    Definitions. For purposes of this First Supplemental Indenture, the following terms have the meanings ascribed to them as follows:

“2024 Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“2025 Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“2027 Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“2030 Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“2032 Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“2052 Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“Additional Interest” means all interest payable as a consequence of the occurrence and continuation of a “Registration Default” as defined in the Registration Rights Agreement.

“Additional Notes” means any additional Notes that may be issued from time to time pursuant to Section 2.01(b).

“Applicable Spread” means (i) 20 basis points, in the case of the 2024 Notes, (ii) 20 basis points, in the case of the 2025 Notes, (iii) 25 basis points, in the case of the 2027 Notes, (iv) 30 basis points, in the case of the 2030 Notes, (v) 30 basis points, in the case of the 2032 Notes, or (vi) 35 basis points, in the case of the 2052 Notes.

“Base Indenture” has the meaning provided in the Recitals.

“Board Approval Condition” means the declaration by the board of directors of the Guarantor of a pro rata dividend of at least 80.1% of the outstanding shares of the Company’s Voting Stock and the specification of the record date, payment date and distribution ratio regarding such dividend.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York, New York, United States.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of the Company’s Subsidiaries; (2) the adoption of a plan relating to the Company’s liquidation or dissolution; or (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined above), including any group defined as a person for the purpose of Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of more than 50% of the then-outstanding number of shares of the Company’s Voting Stock, provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act. Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of another person and (b) immediately following that transaction, a majority of Voting Stock of such person is held by the direct or indirect holders of the Company’s Voting Stock immediately prior to such transaction and in substantially the same proportion as immediately prior to such transaction. For the avoidance of doubt, the Spin-Off shall not constitute a “Change of Control” for purposes of this First Supplemental Indenture.

“Change of Control Offer” has the meaning provided in Section 4.01(a).

“Change of Control Payment Date” has the meaning provided in Section 4.01(a).

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Ratings Event.

“Commission” means the U.S. Securities and Exchange Commission.

“Company” has the meaning provided in the Preamble.

“Consolidated Subsidiary” means, as of the time of determination and with respect to any Person, any Subsidiary of that Person whose financial data is, in accordance with GAAP, reflected in that Person’s consolidated financial statements.

“Consolidated Total Assets” means, as of the time of determination, total assets of the Company and its Consolidated Subsidiaries as reflected on the Company’s most recent consolidated balance sheet prepared in accordance with GAAP contained in a registration statement on Form 10, an annual report on Form 10-K or a quarterly report on Form 10-Q or any amendment thereto pursuant to the Exchange Act filed by the Company prior to the time as of which “Consolidated Total Assets” is being determined or, if the Company is not required to so file, as reflected on the Company’s most recent consolidated balance sheet prepared in accordance with GAAP.

“Depositary” has the meaning provided in Section 2.03(d).

“Exchange Notes” means Notes issued in a registered exchange offer pursuant to the Registration Rights Agreement.

“First Call Date” means (i) November 22, 2027, in the case of the SpinCo Debt Securities and (ii) November 22, 2022, in the case of the 2025 Notes and 2027 Notes.

“First Supplemental Indenture” has the meaning provided in the Preamble.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.

“Guarantee Agreement” has the meaning provided in the Recitals.

“Guarantor” has the meaning provided in the Recitals.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under: (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements; (2) other agreements or arrangements designed to manage interest rates or interest rate risk; and (3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

“incur” means issue, incur, create, assume, guarantee or otherwise become liable for.

“Indebtedness” means, with respect to any Person, obligations (other than Non-recourse Obligations) of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments).

“Indenture” has the meaning provided in the Recitals.

“Initial Notes” means the aggregate principal amount of each series of Notes issued on the date hereof, as specified on the first paragraph of Section 2.01.

“Interest Payment Date” has the meaning provided in Section 2.04.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Lien” means any lien, security interest, pledge, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

“Moody’s” means Moody’s Investors Service Inc., and its successors.

“Non-recourse Obligation” means indebtedness or other obligations substantially related to (1) (A) the acquisition of assets not previously owned by the Company or any of its direct or indirect Subsidiaries, or (B) the financing of a project involving the development or expansion of the Company’s properties or any of its direct or indirect Subsidiaries, in each case as to which the obligee with respect to such Indebtedness or obligation has no recourse to the Company or any of its direct or indirect Subsidiaries or such Subsidiary’s assets other than the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and the proceeds thereof) or (2) a receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables or the proceeds thereof).

“Notes” has the meaning provided in the Recitals. For the avoidance of doubt, “Notes” shall include any Additional Notes.

“Offering Memorandum” means the Offering Memorandum, dated November 9, 2022, relating to the issuance of the Initial Notes.

“Par Call Date” means the date set forth under the heading ‘‘Par Call Date’’ below across from the name of such series of notes:

Series of Notes	Par Call Date

2025 notes	October 15, 2025
2027 notes	October 15, 2027
2030 notes	January 15, 2030
2032 notes	August 22, 2032
2052 notes	May 22, 2052

“Permitted Liens” means:

(1)    Liens securing Hedging Obligations designed to protect the Company from fluctuations in interest rates, currencies, equities or the price of commodities and not for speculative purposes;

(2)    Liens in favor of customs and revenue authorities or financial institutions in respect of customs duties in connection with the importation of goods;

(3)    Liens arising by reason of pledges or deposits necessary to qualify the Company or any of its Subsidiaries to conduct business, maintain self-insurance, or obtain the benefit of, or comply with, any law, including Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits;

(4)    Liens of any landlord on fixtures located on premises leased by the Company or any of its Subsidiaries, and tenants’ rights under leases, easements and similar Liens not materially impairing the use or value of the Property involved;

(5)    easements, zoning restrictions, building restrictions, rights-of-way and similar encumbrances or charges on real property imposed by law or arising in the ordinary course of business that are of a nature generally existing with respect to Properties of a similar character;

(6)    Liens in connection with bankers’ acceptance financing or used in the ordinary course of trade practices, statutory lessor and vendor privilege Liens and Liens in connection with good faith bids, tenders and deposits;

(7)    Liens arising under consignment or similar arrangements for the sale of goods;

(8)    Good faith deposits in connection with bids, tenders, contracts or leases, or deposits to secure the Company’s public or statutory obligations, or deposits for the payment of rent;

(9)    Liens upon specific items of inventory or other goods and proceeds of any person securing such Person’s obligations in respect of banker’s acceptances issued or credited for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(10)    Liens securing reimbursement obligations with respect to letters of credit in the ordinary course of business that encumber cash, documents and other Property relating to such letters of credit and proceeds thereof;

(11)    Liens in favor of the Company or any of its wholly owned U.S. Subsidiaries; and

(12)    customary Liens granted in favor of a trustee to secure fees and other amounts owing to such trustee under an indenture.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of capital stock.

“Principal Property” means all real property and improvements thereon, including, without limitation, any manufacturing facility or plant or any portion thereof, office facility, including the Company’s principal corporate offices, warehouse, research facility or distribution center located within the United States (other than its territories or possessions) and owned by the Company or any of the Company’s wholly owned U.S. subsidiaries, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 1% of the Consolidated Total Assets of the Company, except any such property which the Board of Directors, in its good faith opinion, determines is not of material importance to the business conducted by the Company and the Company’s subsidiaries, taken as a whole, as evidenced by a Board Resolution.

“Rating Agency” means, with respect to a series of Notes, (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate such Notes or fails to make a rating of such Notes publicly available, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Moody’s or S&P, or both, as the case may be.

“Ratings Event” means, with respect to a series of Notes, during the period commencing on the date of the Company’s first public announcement of any Change of Control (or pending Change of Control) (the “Rating Date”) and ending 60 days following consummation of such Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days), the rating of the applicable series of Notes shall be reduced by both Rating Agencies and such Notes are rated below Investment Grade by both Rating Agencies and are not, within such period, subsequently upgraded by both Rating Agencies to an Investment Grade rating; provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Ratings Event).

“Registration Rights Agreement” means the registration rights agreement, dated as of November 22, 2022, among the Company, the Guarantor and the representatives of the initial purchasers with respect to the Initial Notes party thereto.

“Registration Statement” means one or more registration statements filed by the Company providing for the registration under the Securities Act of the Notes.

“Remaining Scheduled Payments” means, with respect to any Note of any series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption if such Note matures on the applicable Par Call Date; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

“Special Mandatory Redemption Date” means, the fifth Business Day following the date of the applicable Special Mandatory Redemption Event.

“Special Mandatory Redemption Event” means, the earlier of (i) December 1, 2023 and (ii) the date on which the Company notifies the Trustee and the holders of the Notes that the Guarantor will not pursue the consummation of the Spin-Off.

“Special Mandatory Redemption Price” means, the aggregate principal amount of the Notes outstanding on the Special Mandatory Redemption Date at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

“SpinCo Debt Securities” means, collectively, the 2030 Notes, the 2032 Notes and the 2052 Notes.

“Spin-Off” means the transaction in which the Guarantor will distribute to its stockholders at least 80.1% of the shares of the Company’s Voting Stock.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Treasury Rate” means, with respect to any Redemption Date pursuant to Section 3.01 and series of Notes:

(a)    the yield determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date;

(b)    If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning provided in the Preamble.

“U.S. Subsidiary” means any subsidiary that is organized under the laws of the United States or any state thereof or the District of Columbia.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Article Two

General Terms and Conditions of the Notes

Section 2.01    Designation and Principal Amount.

(a)    There are hereby authorized and designated six series of Notes: the 5.550% Senior Notes due 2024, 5.600% Senior Notes due 2025, 5.650% Senior Notes due 2027,

5.857% Senior Notes due 2030, 5.905% Senior Notes due 2032 and 6.377% Senior Notes due 2052. Each series of the Notes may be authenticated and delivered under the Indenture in an unlimited aggregate principal amount. The 2024 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,000,000,000. The 2025 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,500,000,000. The 2027 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,750,000,000. The 2030 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,250,000,000. The 2032 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,750,000,000. The 2052 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,000,000,000. In the case of each series of Notes, the amount shall be set forth in the written order of the Company for the authentication and delivery of the Notes pursuant to Section 301 of the Base Indenture. The Notes will be senior unsecured obligations of the Company and will rank on the same basis with all of the Company’s other senior unsecured indebtedness from time to time outstanding.

(b)    The Company may from time to time, without notice to or the consent of the Holders of any series of the Notes, create and issue Additional Notes of any series ranking equally and ratably with such series of Notes in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such Additional Notes; provided that if such Additional Notes are not fungible for U.S. federal income tax purposes with the Notes of the applicable series, such Additional Notes will have a different CUSIP, ISIN and/or any other identifying number. Such Additional Notes will have the same terms as to status, redemption or otherwise as the applicable series of Notes, and will vote together as one class on all matters with respect to such series of Notes.

Section 2.02    Maturity. Unless an earlier redemption has occurred, the principal amount of the 2024 Notes shall mature and be due and payable, together with any accrued interest thereon, on November 15, 2024, the principal amount of the 2025 Notes shall mature and be due and payable, together with any accrued interest thereon, on November 15, 2025, the principal amount of the 2027 Notes shall mature and be due and payable, together with any accrued interest thereon, on November 15, 2027, the principal amount of the 2030 Notes shall mature and be due and payable, together with any accrued interest thereon, on March 15, 2030, the principal amount of the 2032 Notes shall mature and be due and payable, together with any accrued interest thereon, on November 22, 2032 and the principal amount of the 2052 Notes shall mature and be due and payable, together with any accrued interest thereon, on November 22, 2052. If the maturity date of any series of the Notes falls on a day that is not a Business Day, payment of principal, premium, if any, and interest for such Notes then due will be paid on the next Business Day. No interest on that payment will accrue from and after the maturity date.

Section 2.03    Form and Payment.

(a)    The Physical Notes shall be initially issued in definitive certificated form. Following the exchange of the Physical Notes by the Trustee, the Notes of each series shall be issued as global notes in fully registered book-entry form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

(b)    The Notes and the Trustee’s Certificates of Authentication to be endorsed thereon are to be substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F which forms are hereby incorporated in and made a part of this First Supplemental Indenture.

(c)    The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(d)    Principal, premium, if any, and/or interest, if any, on the global notes representing each series of the Notes shall be made to The Depository Trust Company (together with any successor thereto, the “Depositary”).

(e)    The global notes representing each series of the Notes shall be deposited with, or on behalf of, the Depositary and shall be registered in the name of the Depositary or a nominee of the Depositary. No global note may be transferred except as a whole by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or such nominee to a successor of the Depositary or a nominee of such successor.

(f)    Additional provisions relating to the Initial Notes, Additional Notes, Exchange Notes and any other Notes issued under this First Supplemental Indenture are set forth in Appendix A, which is hereby incorporated in and made a part of this First Supplemental Indenture.

Section 2.04    Interest.

(a)    Interest on the 2024 Notes shall accrue at the rate of 5.550% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2023.

(b)    Interest on the 2025 Notes shall accrue at the rate of 5.600% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2023.

(c)    Interest on the 2027 Notes shall accrue at the rate of 5.650% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2023.

(d)    Interest on the 2030 Notes shall accrue at the rate of 5.857% per annum, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2023.

(e)    Interest on the 2032 Notes shall accrue at the rate of 5.905% per annum, payable semi-annually in arrears on May 22 and November 22 of each year, beginning on May 22, 2023.

(f)    Interest on the 2052 Notes shall accrue at the rate of 6.377% per annum, payable semi-annually in arrears on May 22 and November 22 of each year, beginning on May 22, 2023.

Each such interest payment date for each series of Notes is referred to as an “Interest Payment Date”.

Interest on the 2024 Notes shall be payable to the Holders in whose names the Notes of such series are registered at the close of business on May 1 and November 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date.

Interest on the 2025 Notes shall be payable to the Holders in whose names the Notes of such series are registered at the close of business on May 1 and November 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date.

Interest on the 2027 Notes shall be payable to the Holders in whose names the Notes of such series are registered at the close of business on May 1 and November 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date.

Interest on the 2030 Notes shall be payable to the Holders in whose names the Notes of such series are registered at the close of business on March 1 and September 1, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date.

Interest on the 2032 Notes shall be payable to the Holders in whose names the Notes of such series are registered at the close of business on May 8 and November 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date.

Interest on the 2052 Notes shall be payable to the Holders in whose names the Notes of such series are registered at the close of business on May 8 and November 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date.

Interest on each series of all the Notes will accrue from and including November 22, 2022, to, but excluding, the first Interest Payment Date and then from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date, Redemption Date or maturity date, as the case may be. Interest on each series of the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date or other payment date for any series of the Notes is not a Business Day, then payment of principal, premium, if any, and interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest on such payment shall accrue on that payment for the period from and after that Interest Payment Date or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

Section 2.05    Other Terms and Conditions.

(a)    The Notes are not subject to a sinking fund.

(b)    The Defeasance and Covenant Defeasance provisions of Article Fourteen of the Base Indenture will apply to each series of the Notes and the covenants set forth in Article Four shall be subject to the provisions of Section 1403 of the Base Indenture. The provisions of Article Four of the Base Indenture will apply to each series of the Notes.

(c)    Each series of the Notes will be initially guaranteed by the Guarantor pursuant to and on the terms set forth in the Guarantee Agreement. The Guarantor shall be automatically and unconditionally released and discharged from all obligations under its guarantee without any action required on the part of the Trustee or any Holder at such time as the Spin-Off has been completed pursuant to the terms of the Guarantee Agreement, and then the provisions of Article Fifteen of the Base Indenture will not apply to the Notes.

(d)    Each series of the Notes will be subject to the Events of Default provided in Section 501 of the Base Indenture, as supplemented by Section 5.01.

(e)    The Trustee will initially be the Security Registrar and Paying Agent for the Notes.

(f)    The Notes will be subject to the covenants provided in Article Ten of the Base Indenture, as supplemented by Article Four.

Article Three

Redemption

Section 3.01    Optional Redemption of the Notes.

(a)    Subject to Section 6.05, the provisions of Article Eleven of the Base Indenture, as supplemented by the provisions of this First Supplemental Indenture, shall apply to each series of the Notes.

(b)    The SpinCo Debt Securities shall not be redeemable prior to November 22, 2027.

(c)    (1) The 2024 Notes shall be redeemable at any time and from time to time prior to their maturity date and (2) the 2025 Notes, the 2027 Notes and the SpinCo Debt Securities shall be redeemable at any time on or after the applicable First Call Date and from time to time prior to the applicable Par Call Date, in each case, in whole or in part, at the Company’s option, at a Redemption Price equal to the greater of (i) 100% of the aggregate principal amount of such Notes to be redeemed; and (ii) the sum of the present values of the Remaining Scheduled Payments, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus the Applicable Spread, plus, in the case of each of clause (i) and (ii), accrued and unpaid interest, if any, to, but excluding, the Redemption Date for such Notes (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

(d)    At any time on or after the applicable Par Call Date of each series of Notes, the 2025 Notes, the 2027 Notes and the SpinCo Debt Securities shall be redeemable, in whole or in part, at the Company’s election, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date for such Notes (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

(e)    On and after any Redemption Date for a series of Notes, interest will cease to accrue on such Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest, if any. On or before the relevant Redemption Date for a series of Notes, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of such Notes to be redeemed on such Redemption Date, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed shall be selected in accordance with the procedures of the Depositary; provided, however, that in no event shall Notes of a principal amount of $100,000 or less be redeemed in part.

(f)    Notice of any redemption shall be electronically delivered or mailed at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above in clause (b) or (c) of this Section 4.01, as applicable, shall be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the relevant Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(g)    Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering or Change of Control, issuance of indebtedness or other transaction or event. Notice of any redemption in respect thereof shall be given prior to the completion thereof, may be partial as a result of only some of the conditions being satisfied, may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion) and may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions shall not be satisfied (or waived) by the Redemption Date as stated in such notice, or by the Redemption Date as so delayed. The

Company may provide in such notice that payment of the applicable Redemption Price and the performance of the Company’s obligations with respect to such redemption may be performed by another Person.

(h)    The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Note, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states such Redemption Price.

Section 3.02    Special Mandatory Redemption of the Notes.

(a)    If, on or prior to a Special Mandatory Redemption Event, the Board Approval Condition has not been satisfied, then the Company will redeem the aggregate principal amount of the Notes outstanding on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price.

(b)    The Company will cause a notice of Special Mandatory Redemption to be electronically delivered or mailed to the Trustee and electronically delivered or mailed to each holder of record of the Notes to be redeemed no later than the Business Day following the Special Mandatory Redemption Event, which shall provide for the redemption of the Notes on the Special Mandatory Redemption Date.

(c)    Upon the deposit of funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date with the Paying Agent on or before such Special Mandatory Redemption Date, the Notes will shall cease to bear interest and all rights under the Notes shall terminate.

(d)    The notice of a Special Mandatory Redemption shall state:

(i)      the Special Mandatory Redemption Date;

(ii)     the Special Mandatory Redemption Price;

(iii)    that on the Special Mandatory Redemption Date, the Special Mandatory Redemption Price shall become due and payable; and

(iv)    that the Notes shall cease to bear interest on and after the Special Mandatory Redemption Date.

(e)    The Trustee shall have no responsibility for any calculation or determination in respect of the Special Mandatory Redemption Event or the Special Mandatory Redemption Price, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states the occurrence of such Special Mandatory Redemption Event and such Special Mandatory Redemption Price.

Article Four

Additional Covenants

Section 4.01    Purchase of Notes upon a Change of Control Repurchase Event.

(a)    If a Change of Control Repurchase Event occurs with respect to a series of Notes, unless the Company shall have exercised its right to redeem such Notes as set forth in Section 3.01 of this First Supplemental Indenture, the Company shall be required to make an offer (the “Change of Control Offer”) to each Holder of the applicable Notes to repurchase all or any part (in excess of $100,000 and in integral multiples of $1,000) of that Holder’s Notes of such series, at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus any accrued and unpaid interest on the Notes repurchased to, but excluding, the date of repurchase (subject to the right of the holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

Within 30 days following any Change of Control Repurchase Event or at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction or transactions that constitute or may constitute the Change of Control, the Company shall electronically deliver or mail a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase such Notes on the payment date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is electronically delivered or mailed (the “Change of Control Payment Date”). The notice shall, if electronically delivered or mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the Change of Control Payment Date specified in the notice.

(b)    On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)      accept for payment all the Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

(ii)     deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all the Notes or portions of the Notes properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

(c)    The Paying Agent will promptly deliver to each Holder of Notes properly tendered the payment for the Notes, and the Trustee will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any such Notes surrendered; provided, that each new Note will be in a minimum principal amount of $100,000 or an integral multiple of $1,000 in excess thereof.

(d)    Notwithstanding the foregoing, the Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

(e)    If Holders of not less than 90% in aggregate principal amount of any series of Outstanding Notes validly tender and do not withdraw such Notes in an offer to repurchase the applicable Notes upon a Change of Control Repurchase Event and the Company, or any third party making an offer to repurchase such Notes upon a Change of Control Repurchase Event in lieu of the Company pursuant to Section 4.01(d) hereof, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following the Change of Control Payment Date, to redeem all Notes of such series that remain Outstanding following such purchase at a Redemption Price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

(f)    The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of a series of Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.01, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.01 by virtue of any such conflict.

(g)    The Trustee shall have no responsibility for any calculation or determination in respect of the Change of Control Repurchase Event or repurchase price of any Notes, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company stating that such change of Change of Control Repurchase Event has occurred and specifying such repurchase price.

Section 4.02    Limitation on Liens.

(a)    The Company shall not incur, nor shall the Company permit any of its wholly owned U.S. Subsidiaries to incur, any Liens upon any Principal Property of the Company or any of its wholly owned U.S. Subsidiaries, whether now owned or hereafter created or acquired, in order to secure Indebtedness of the Company or any of its wholly owned U.S. Subsidiaries, in each case, unless prior to or at the same time, the Notes are equally and ratably secured with (or, at the Company’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien.

(b)    The foregoing restriction, however, will not apply to:

(1)    Liens on any Principal Property existing with respect to any Person at the time such Person becomes the Company’s Subsidiary or a Subsidiary of any of the

Company’s Subsidiaries, provided that such Lien was not incurred in anticipation of such Person becoming a Subsidiary;

(2)    Liens on any Principal Property existing at the time of acquisition by the Company or any of the Company’s Subsidiaries or a Subsidiary of any of the Company’s Subsidiaries of such Principal Property (which may include any Principal Property previously leased by the Company or any of the Company’s Subsidiaries and leasehold interests on such Principal Property) or Liens on any Principal Property to secure the payment of all or any part of the purchase price of such Principal Property, or Liens on any Principal Property to secure any indebtedness incurred prior to, at the time of, or within 12 months after, the latest of the acquisition of such Principal Property or the completion of construction, the completion of improvements or the commencement of substantial commercial operation of such Principal Property for the purpose of financing all or any part of the purchase price of the Principal Property and related costs and expenses, the construction or the making of the improvements;

(3)    Liens securing the Company’s Indebtedness or the Indebtedness of any of the Company’s Subsidiaries owing to the Company or any of the Company’s Subsidiaries;

(4)    Liens existing on the date of issuance of the Initial Notes;

(5)    Liens on any Principal Property or assets of a Person existing at the time such Person is merged into or consolidated with the Company or any of the Company’s Subsidiaries, at the time such Person becomes the Company’s Subsidiary, or at the time of a sale, lease or other disposition of all or substantially all of the Properties or assets of a Person to the Company or any of the Company’s Subsidiaries, provided that such Lien was not incurred in anticipation of the merger, consolidation, sale, lease, other disposition or other such transaction;

(6)    Liens created in connection with or to secure a Non-recourse Obligation or a project financed thereby;

(7)    Liens created to secure the Notes;

(8)    Liens imposed by law or arising by operation of law, including, without limitation, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, suppliers’, vendors’, and landlords’ Liens and other similar Liens, Liens for master’s and crew’s wages and other similar laws, arising in the ordinary course of business, Liens arising out of judgments or awards against a Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review or the period with Person which such proceedings may be initiated shall not have expired and Liens arising solely by virtue of any statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution;

(9)    Liens for taxes, assessments or other governmental charges or levies not yet due or payable or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

(10)    Liens to secure the performance of obligations with respect to statutory or regulatory requirements, bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance or return-of-money bonds and other obligations of a like nature;

(11)    Liens arising in connection with contracts and subcontracts with or made at the request of the United States, any state thereof, or any department, agency, or instrumentality of the United States or any state thereof;

(12)    Permitted Liens; or

(13)    any extensions, renewals or replacements of any Lien referred to in clauses (1) through (12) without increase of the principal amount of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (1) through (12) shall not extend to or cover any of the Company’s Principal Properties or the Principal Properties of any of the Company’s subsidiaries, as the case may be, other than the Principal Property specified in such clauses and improvements to such Principal Property.

(c)    Notwithstanding the restrictions set forth in Section 4.02(a), the Company and its wholly owned U.S. Subsidiaries will be permitted to incur Indebtedness secured by Liens, which would otherwise be subject to the foregoing restrictions without equally and ratably securing the Notes, provided that, after giving effect to such Indebtedness, the aggregate amount of all Indebtedness secured by Liens on Principal Properties (not including Liens permitted under clauses (1) through (13) of Section 4.02(b) hereof) does not exceed 10% of Consolidated Total Assets calculated as of the date of the creation or incurrence of the Lien. The Company and its wholly owned U.S. Subsidiaries may also, without equally and ratably securing the Notes, create or incur Liens that renew, substitute or replace (including successive renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to the preceding sentence.

Section 4.03    Contribution of Assets and Liabilities.

(a)    Prior to the Spin-Off, the Guarantor shall contribute, convey, sell or otherwise transfer, or make definitive arrangements to transfer after the Spin-Off, to the Company or any of the Company’s Subsidiaries, substantially all of the assets, and cause to be accepted or assumed, or make definitive arrangements to be accepted or assumed after the Spin-Off, by the Company or any of the Company’s Subsidiaries, substantially all of the liabilities, in each case comprising the business described in the Form 10 filed by the Company on November 18, 2022 with the Commission.

Article Five

Additional Events of Default

Section 5.01    Additional Events of Default. In addition to the Events of Default set forth in Section 501 of the Base Indenture, an “Event of Default” with respect to any series of the Notes occurs if:

(a)    prior to the Spin-Off, default in the performance, or breach, in any material respect, of any covenant or warranty of the Guarantor, by the Guarantor, with respect to the Notes of any series, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified delivery, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture; or

(b)    prior to the Spin-Off, the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Guarantor under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Guarantor or of any substantial part of its respective property, or ordering the winding up or liquidation of its respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(c)    prior to the Spin-Off, the commencement by the Guarantor of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Guarantor or of any substantial part of its property, or the making by it of an assignment of a substantial part of its property for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Guarantor in furtherance of any such action;

provided, however, that no event described in clause (a) above shall constitute an Event of Default hereunder until a Responsible Officer has received written notice thereof at the Corporate Trust Office describing the Event of Default and referencing the Indenture and relevant Notes as contemplated in Section 602 of the Base Indenture.

Article Six

Miscellaneous

Section 6.01    Supplemental Indentures Without Consent of Holders. In addition to Section 901 of the Base Indenture, without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, to conform any provision in this First Supplemental Indenture to the “Description of Notes” in the Offering Memorandum to the extent that such provision was intended to be a verbatim recitation of a provision in the “Description of Notes” in the Offering Memorandum.

Section 6.02    Supplemental Indentures With Consent of Holders. In addition to Section 902 of the Base Indenture, the Company and the Trustee shall not modify (a) the Guarantee Agreement in a manner that would adversely affect the Holders of the Notes without the consent of each Holder of the Outstanding Notes and (b) Section  3.01(b) hereof without the consent of each Holder of the Outstanding SpinCo Debt Securities.

Section 6.03     Application of First Supplemental Indenture. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed. This First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 6.04    Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act, the imposed duties shall control.

Section 6.05    Conflict with Base Indenture. To the extent not expressly amended or modified by this First Supplemental Indenture, the Base Indenture shall remain in full force and effect. If any provision of this First Supplemental Indenture relating to the Notes is inconsistent with any provision of the Base Indenture, the provision of this First Supplemental Indenture shall control.

Section 6.06    Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.07    Successors. All agreements of the Company in the Base Indenture, this First Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in the Base Indenture and this First Supplemental Indenture shall bind its successors.

Section 6.08    Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. The exchange of copies of this First Supplemental Indenture and of signature pages that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is approved by the Trustee, shall constitute effective execution and delivery of this First Supplemental Indenture for all purposes. Signatures of the parties hereto that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is accepted by the Trustee, shall be deemed to be their original signatures for all purposes of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original, provided that any electronic signature is a true representation of the signer’s actual signature.

Anything in this First Supplemental Indenture or any series of the Notes to the contrary notwithstanding, for the purposes of the transactions contemplated by this First Supplemental Indenture, any Notes and any document to be signed in connection with the First Supplemental Indenture or the Notes (including any Securities, a Trustee’s certificate of authentication and amendments, supplements, waivers, consents and other modifications, Officer’s Certificates, Company Orders and Opinions of Counsel and other issuance, authentication and delivery documents) or the transactions contemplated hereby may be signed by manual signatures that are scanned, photocopied or faxed or other electronic signatures created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), in each case that is accepted by the Trustee, and contract formations on electronic platforms accepted by the Trustee, and the keeping of records in electronic form, are hereby authorized, and each shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as the case may be.

Section 6.09    Trustee Disclaimer. The Trustee makes no representation as to the validity, adequacy or sufficiency of this First Supplemental Indenture and the Notes other than as to the validity of the execution and delivery of the First Supplemental Indenture by the Trustee and the authentication of the Notes by the Trustee. The recitals and statements herein and in the Notes are deemed to be those of the Company and not the Trustee and the Trustee assumes no responsibility for the same and the Trustee does not make any representation with respect to such matters. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties to this First Supplemental Indenture have caused it to be duly executed as of the day and year first above written.

GE HEALTHCARE HOLDING LLC

By:	/s/ Robert M. Giglietti
	Name:	Robert M. Giglietti
	Title:	President & Treasurer

[Signature Page to First Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
	Name:	Stacey B. Poindexter
	Title:	Vice President

[Signature Page to First Supplemental Indenture]

Appendix A

PROVISIONS RELATING TO INITIAL NOTES,

ADDITIONAL NOTES AND EXCHANGE NOTES OF EACH SERIES

Section 1.1     Definitions.

(a)     Capitalized Terms.

Capitalized terms used but not defined in this Appendix A have the meanings given to them in the Indenture. The following capitalized terms have the following meanings:

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear or Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Clearstream” means Clearstream Banking, société anonyme, or any successor securities clearing agency.

“Custodian” means The Bank of New York Mellon, as custodian with respect to the Notes in global form, or any successor entity thereto.

“Definitive Note” means a certificated Initial Note, Additional Note or Exchange Note issued pursuant to the Indenture (bearing the Restricted Notes Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend.

“Distribution Compliance Period,” with respect to any Note, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Note is first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S, notice of which day shall be promptly given by the Company to the Trustee, and (b) the date of issuance with respect to such Note or any predecessor of such Note.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of Euroclear systems Clearance System or any successor securities clearing agency.

“Exchange Offers” has the meaning set forth in the Registration Rights Agreement.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Transfer Restricted Notes” means Definitive Notes and any Notes in global form that bear or are required to bear the Restricted Notes Legend.

“Unrestricted Global Note” means any Note in global form that does not bear or is not required to bear the Restricted Notes Legend.

“U.S. person” means a “U.S. person” as defined in Regulation S.

(b)     Other Definitions.

Term:	Defined in Section:
“Agent Members”	2.1(d)
“Definitive Notes Legend”	2.2(e)
“Global Note”	2.1(c)
“Global Notes Legend”	2.2(e)
“Original Definitive Notes”	2.1(a)
“Regulation S Global Note”	2.1(b)
“Regulation S Permanent Global Note”	2.1(b)
“Regulation S Temporary Global Note”	2.1(b)
“Regulation S Legend”	2.2(b)
“Restricted Notes Legend”	2.3(e)
“Rule 144A Global Note”	2.1(c)
“Rule 144A Notes”	2.1(a)

Section 1.2     General.

The provisions of this Appendix A shall apply to each series of Notes.

Section 2.1     Form and Dating.

(a)    The Initial Notes issued on the date hereof shall (i) (x) for the 2024 Notes, 2025 Notes and 2027 Notes, be offered and sold by the Company to the initial purchasers thereof and (y) for the SpinCo Debt Securities, be offered and sold by the Company to the Guarantor as partial consideration for the contribution of assets by the Guarantor to the Company in connection with the Spin-Off, and then transferred by the Guarantor to the selling noteholders pursuant to an exchange agreement prior to the closing of the Spin-Off and subsequently offered and sold by the selling noteholders to the initial purchasers thereof and (ii) resold, initially only to (1) persons reasonably believed to be QIBs in reliance on Rule 144A (“Rule 144A Notes”) and (2) Persons other than U.S. persons in reliance on Regulation S (“Regulation S Notes”). Additional Notes may also be considered to be Rule 144A Notes or Regulation S Notes, as applicable.

(b)    Global Notes. Rule 144A Notes shall be issued in the form of one or more permanent global Notes in definitive, fully registered form, numbered A-1 upward (collectively, the “Rule 144A Global Note”).

Regulation S Notes initially shall be represented by one or more Notes in fully registered, global form without interest coupons (collectively, the “Regulation S Temporary Global Note” and, together with the Regulation S Permanent Global Note (defined below), the “Regulation S Global Notes”), which shall be registered in the name of the Depository or the nominee of the Depository for the accounts of designated agents holding on behalf of Euroclear Bank S.A./N.V., as operator of the Euroclear system (“Euroclear”) or Clearstream Banking, Société Anonyme (“Clearstream”).

Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in a permanent Global Note (the “Regulation S Permanent Global Note”) pursuant to the applicable procedures of the Depository. Simultaneously with the authentication of the Regulation S Permanent Global Note, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

The Rule 144A Global Note, the Regulation S Global Note and any Unrestricted Global Note are each referred to herein as a “Global Note” and are collectively referred to herein as “Global Notes.” Each Global Note shall represent such of the outstanding Notes as shall be specified in the “Schedule of Exchanges of Interests in the Global Note” attached thereto and each shall provide that it shall represent the aggregate principal amount of Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Sections 304 and Section 305 of the Base Indenture and Section 2.2(c) of this Appendix A.

(c)    Book-Entry Provisions. This Section 2.1(c) shall apply only to a Global Note deposited with or on behalf of the Depositary.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c) and Section 303 of the Base Indenture and pursuant to a Company Order signed by one Officer of the Company, authenticate and deliver one or more Global Notes that (i) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Custodian.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as Custodian or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(d)     Definitive Notes. Except as provided in Section 2.2 or Section 2.3 of this Appendix A, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Definitive Notes.

Section 2.2     Transfer and Exchange.

(a)     Transfer and Exchange of Definitive Notes for Definitive Notes. When Definitive Notes are presented to the Security Registrar with a written request:

(i)    to register the transfer of such Definitive Notes; or

(ii)    to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations,

the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(1)    shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(2)    in the case of Transfer Restricted Notes, such Transfer Restricted Notes are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to Section 2.2(b) of this Appendix A or otherwise in accordance with the Restricted Notes Legend, and are accompanied by a certification from the transferor in the form provided on the reverse side of the Form of Note attached as an exhibit to the First Supplemental Indenture for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto.

(b)     Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

(i)    a certification from the transferor in the form provided on the reverse side of the Form of Note attached as an exhibit to the First Supplemental Indenture for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto; and

(ii)    written instructions directing the Trustee to make, or to direct the Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, the Trustee shall cancel such Definitive Note and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If the applicable Global Note is not then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officer’s Certificate, a new applicable Global Note in the appropriate principal amount.

(c)     Transfer and Exchange of Global Notes.

(i)    The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture (including applicable restrictions on transfer set forth in Section 2.2(d) of this Appendix A, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Security Registrar a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note, or another Global Note, and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii)    If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii)    Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.3 of this Appendix A), a Global Note may not be transferred except as a whole and not in part if the transfer is by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(d)     Restrictions on Transfer of Global Notes; Voluntary Exchange of Interests in Transfer Restricted Global Notes for Interests in Unrestricted Global Notes.

(i)    Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through another Transfer Restricted Note shall be made in accordance with the Applicable Procedures and the Restricted Notes Legend and only upon receipt by the Trustee of a certification from the transferor in the form provided on the reverse side of the Form of Note attached as an exhibit to the First Supplemental Indenture for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. In addition, in the case of a transfer of a beneficial interest in a Rule 144A Global Note, the transferee must furnish a certification or a signed letter in the form provided on the reverse side of the Form of Note attached as an exhibit to the First Supplemental Indenture to the Trustee.

(ii)    During the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures, the Restricted Notes Legend on such Regulation S Global Note and any applicable securities laws of any state of the United States of America. Prior to the expiration of the Distribution Compliance Period, transfers by an owner of a beneficial interest in the Regulation S Global Note shall be made only in accordance with the Applicable Procedures and the Restricted Notes Legend and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse side of the Form of Note attached as an exhibit to the First Supplemental Indenture for exchange or registration of transfers and, in the case of a transfer to a transferee who takes delivery of such interest through a Rule 144A Global Note, the transferee must furnish a certification or a signed letter in the form provided on the reverse side of the Form of Note attached as an exhibit to the First Supplemental Indenture to the Trustee. Such written certifications or letter shall no longer be required after the expiration of the Distribution Compliance Period. Upon the expiration of the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(iii)    Upon the expiration of the Distribution Compliance Period, beneficial interests in the Regulation S Global Note may be exchanged for beneficial interests in an Unrestricted Global Note upon certification in the form provided on the reverse side of the Form of Note attached as an exhibit to the First Supplemental Indenture for an exchange from a Regulation S Global Note to an Unrestricted Global Note.

(iv)    Beneficial interests in a Transfer Restricted Note that is a Rule 144A Global Note may be exchanged for beneficial interests in an Unrestricted Global Note if the Holder certifies in writing to the Security Registrar that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form set forth on the reverse side of the Form of Note attached as an exhibit to the First Supplemental Indenture) and/or upon delivery of such legal opinions, certifications and other information as the Company or the Trustee may reasonably request.

(v)    If no Unrestricted Global Note is outstanding at the time of a transfer contemplated by the preceding clauses (iii) and (iv), the Company shall issue and the

Trustee shall authenticate, upon written order of the Company in the form of an Officer’s Certificate, a new Unrestricted Global Note in the appropriate principal amount.

(e)     Legends.

(i)     Except as permitted by Section 2.2(d), this Section 2.2(e), Section 2.2(i) and Section 2.2(j) of this Appendix A, each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only) (“Restricted Notes Legend”):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GE HEALTHCARE HOLDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S

UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Definitive Note shall bear the following additional legend (“Definitive Notes Legend”):

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH SECURITY REGISTRAR MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Each Global Note shall bear the following additional legend (“Global Notes Legend”):

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE

REFERRED TO ON THE REVERSE HEREOF.Each Regulation S Note shall bear the following additional legend (“Regulation S Legend”):

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

(ii)    Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the Restricted Notes Legend and the Definitive Notes Legend and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form set forth on the reverse side of the Form of Note attached as an exhibit to the First Supplemental Indenture) and provides such legal opinions, certifications and other information as the Company or the Trustee may reasonably request.

(iii)    After a transfer of any Initial Notes or Additional Notes during the period of the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to such Initial Notes or Additional Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes or Additional Notes shall cease to apply and the requirements that any such Initial Notes or Additional Notes be issued in global form shall continue to apply.

(iv)    Upon the consummation of an Exchange Offer with respect to the Initial Notes or Additional Notes pursuant to which Holders of such Initial Notes or Additional Notes are offered Exchange Notes in exchange for their Initial Notes or Additional Notes, all requirements pertaining to Initial Notes or Additional Notes that Initial Notes or Additional Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes or Additional Notes in such Exchange Offer.

(v)    Any Additional Notes sold in a registered offering shall not be required to bear the Restricted Notes Legend.

(f)     Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee

(if it is then the Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Custodian, to reflect such reduction.

(g)     Obligations with Respect to Transfers and Exchanges of Notes.

(i)    To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar’s request.

(ii)    No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchanges pursuant to Sections 304, 305, 306, 1106 and 1305 of the Base Indenture).

(iii)    Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal, premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(iv)    All Notes issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(v)    In order to effect any transfer or exchange of an interest in any Transfer Restricted Note for an interest in a Note that does not bear the Restricted Notes Legend and has not been registered under the Securities Act, if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel, in form reasonably acceptable to the Security Registrar to the effect that no registration under the Securities Act is required in respect of such exchange or transfer or the re-sale of such interest by the beneficial holder thereof, shall be required to be delivered to the Security Registrar and the Trustee.

(h)     No Obligation of the Trustee.

(i)     The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may conclusively rely and shall be fully protected in conclusively relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(ii)    The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(iii)    Neither the Trustee nor any agent shall have any responsibility or liability for any actions taken or not taken by the Depositary.

(i)     Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 of the Base Indenture, the Trustee shall authenticate (i) one or more Global Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amounts of the beneficial interests in the Global Notes tendered for acceptance by Persons that provide in the applicable letters of transmittal such certifications as are required by the Registration Rights Agreement and applicable law, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amount of the Definitive Notes tendered for acceptance by Persons that provide in the applicable letters of transmittal such certification as are required by the Registration Rights Agreement and applicable law, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Global Notes with the Restricted Notes Legend to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and mail to the Persons designated by the Holders of the Definitive Notes so accepted Definitive Notes without the Restricted Notes Legend in the applicable principal amount. Any Notes that remain outstanding after the consummation of the Exchange Offer, and Exchange Notes issued in connection with the Exchange Offer, shall be treated as a single class of securities under the Indenture.

Section 2.3     Definitive Notes.

(a)    A Global Note deposited with the Depositary or with the Trustee as Custodian pursuant to Section 2.1 or issued in connection with an Exchange Offer may be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.2 of this Appendix A and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global

Note or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act and, in each case, a successor depositary is not appointed by the Company within 90 days of such notice or after the Company becomes aware of such cessation, or (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depository. In addition, any Affiliate of the Company or any Guarantor that is a beneficial owner of all or part of a Global Note may have such Affiliate’s beneficial interest transferred to such Affiliate in the form of a Definitive Note by providing a written request to the Company and the Trustee and such Opinions of Counsel, certificates or other information as may be required by the Indenture or the Company or Trustee.

(b)    Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.3 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.3 shall be executed, authenticated and delivered only in denominations of $100,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary shall direct. Any Definitive Note delivered in exchange for an interest in a Global Note that is a Transfer Restricted Note shall, except as otherwise provided by Section 2.2(e) of this Appendix A, bear the Restricted Notes Legend.

(c)    The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(d)    In the event of the occurrence of any of the events specified in Section 2.3(a) of this Appendix A, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

Exhibit A

FORM OF 2024 NOTE

[RESTRICTED NOTES ONLY] [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GE HEALTHCARE HOLDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[GLOBAL NOTES ONLY] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY

PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[REGULATION S NOTES ONLY] [BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

2

GE HEALTHCARE HOLDING LLC

5.550% Senior Notes due 2024

No. [●]	CUSIP No.: 36267VAA1 (144A) / U3644QAA3 (Reg S)]
ISIN No.: US36267VAA17 (144A / USU3644QAA32 (Reg S)
$[●]

GE HEALTHCARE HOLDING LLC, a Delaware limited liability company (the “Company”), for value received promises to pay to [                ] or registered assigns the principal sum of [●] on November 15, 2024 (the “Stated Maturity”).

Interest Payment Dates: May 15 and November 15 (each, an “Interest Payment Date”), commencing on May 15, 2023, and upon the Stated Maturity.

Interest Record Dates: May 1 and November 1 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

3

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

GE HEALTHCARE HOLDING LLC

By:
Name: Robert M. Giglietti
Title: President and Treasurer

[Signature Page to Note]

This is one of the Notes designated herein and referred to in the within-mentioned Indenture.

Dated: November 22, 2022

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

GE HEALTHCARE HOLDING LLC

5.550% Senior Notes due 2024

1.	Interest.

GE Healthcare Holding LLC (the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from November 22, 2022. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Company will pay interest semi-annually in arrears on each Interest Payment Date, beginning on May 15, 2023, and on the Stated Maturity. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment. All references to any amount of interest or any other amount payable on or with respect to the Notes shall be deemed to include payment of any interest payable as a consequence of the occurrence and continuation of a “Registration Default,” if applicable, as defined in the Registration Rights Agreement, dated as November 22, 2022, among the Company, the Guarantor and the representatives of the initial purchasers with respect to the Initial Notes party thereto.

2.	Paying Agent.

Initially, The Bank of New York Mellon (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 5.550% Senior Notes due 2024 (the “Notes”) issued under the Indenture, dated as of November 22, 2022 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of November 22, 2022, the “Indenture”), by and between the Company and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the

3

Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the sending of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6.           Optional Redemption; Special Mandatory Redemption; Offer to Repurchase Upon Change of Control Repurchase Event.

The Notes are subject to optional redemption, special mandatory redemption and may be the subject of a Change of Control Offer, in each case as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

4

8.	Authentication.

This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for her.

Date:                                      Your Signature:

 Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

6

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES1

This certificate relates to $                principal amount of Notes held in (check applicable space)                 book-entry or                 definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐	to the Company or subsidiary thereof; or

(2) ☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3) ☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐

to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5) ☐

pursuant to offers and sales to non-U.S. persons that occur outside the United States of America within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6) ☐	pursuant to Rule 144 under the Securities Act; or

[1]	This certificate shall not be included as part of the Original Definitive Notes.

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(7) ☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (6) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

By:
Name:
Title: Authorized Signatory

Date:
Signature of Signature
Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

9

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: GE Healthcare Holding LLC

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from GE Healthcare Holding LLC (the “Issuer”) as to the occurrence of a Change of Control Repurchase Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,                  an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $100,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature

Principal amount to be repurchased (at least $100,000 or an integral multiple of $1,000 in excess thereof):

Remaining principal amount following such repurchase:

By:
Authorized Signatory

10

Exhibit B

FORM OF 2025 NOTES

[RESTRICTED NOTES ONLY] [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GE HEALTHCARE HOLDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[GLOBAL NOTES ONLY] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY

PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[REGULATION S NOTES ONLY] [BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

2

GE HEALTHCARE HOLDING LLC

5.600% Senior Notes due 2025

No. [●]	CUSIP No.: 36267VAC7 (144A) / U3644QAB1 (Reg S)
ISIN No.: US36267VAC72 (144A) / USU3644QAB15 (Reg S)
$[●]

GE HEALTHCARE HOLDING LLC, a Delaware limited liability company(the “Company”), for value received promises to pay to [                ] or registered assigns the principal sum of [●] on November 15, 2025 (the “Stated Maturity”).

Interest Payment Dates: May 15 and November 15 (each, an “Interest Payment Date”), commencing on May 15, 2023, and upon the Stated Maturity.

Interest Record Dates: May 1 and November 1 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

3

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

GE HEALTHCARE HOLDING LLC

By:
Name: Robert M. Giglietti
Title: President & Treasurer

[Signature Page to Note]

This is one of the Notes designated herein and referred to in the within-mentioned Indenture.

Dated: November 22, 2022

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

GE HEALTHCARE HOLDING LLC

5.600% Senior Notes due 2025

1.	Interest.

GE Healthcare Holding LLC (the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from November 22, 2022. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Company will pay interest semi-annually in arrears on each Interest Payment Date, beginning on May 15, 2023, and on the Stated Maturity. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment. All references to any amount of interest or any other amount payable on or with respect to the Notes shall be deemed to include payment of any interest payable as a consequence of the occurrence and continuation of a “Registration Default,” if applicable, as defined in the Registration Rights Agreement, dated as November 22, 2022, among the Company, the Guarantor and the representatives of the initial purchasers with respect to the Initial Notes party thereto.

2.	Paying Agent.

Initially, The Bank of New York Mellon (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 5.600% Senior Notes due 2025 (the “Notes”) issued under the Indenture, dated as of November 22, 2022 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of November 22, 2022, the “Indenture”), by and between the Company and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the

3

Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the sending of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6.           Optional Redemption; Special Mandatory Redemption; Offer to Repurchase Upon Change of Control Repurchase Event.

The Notes are subject to optional redemption, special mandatory redemption and may be the subject of a Change of Control Offer, in each case as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

4

8.	Authentication.

This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for her.

Date:                                               Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:
Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

6

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES2

This certificate relates to $                principal amount of Notes held in (check applicable space)                 book-entry or                 definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or subsidiary thereof; or

(2)	☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐

to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5)	☐

pursuant to offers and sales to non-U.S. persons that occur outside the United States of America within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6)	☐	pursuant to Rule 144 under the Securities Act; or

[2]	This certificate shall not be included as part of the Original Definitive Notes.

7

(7)	☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (6) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

By:
Name:
	Title:	Authorized Signatory

Date:
Signature of Signature
Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*:

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

8

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

9

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: GE Healthcare Holding LLC

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from GE Healthcare Holding LLC (the “Issuer”) as to the occurrence of a Change of Control Repurchase Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,                  an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $100,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature

Principal amount to be repurchased (at least $100,000 or an integral multiple of $1,000 in excess thereof):

Remaining principal amount following such repurchase:

By:
Authorized Signatory

10

Exhibit C

FORM OF 2027 NOTES

[RESTRICTED NOTES ONLY] [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GE HEALTHCARE HOLDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[GLOBAL NOTES ONLY] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY

PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[REGULATION S NOTES ONLY] [BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

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GE HEALTHCARE HOLDING LLC

5.650% Senior Notes due 2027

No. [●]	CUSIP No.: 36267VAE3 (144A) / U3644QAC9 (Reg S)
ISIN No.: US36267VAE39 / USU3644QAC97 (Reg S)
$[●]

GE HEALTHCARE HOLDING LLC, a Delaware limited liability company (the “Company”), for value received promises to pay to [                ] or registered assigns the principal sum of [●] on November 15, 2027 (the “Stated Maturity”).

Interest Payment Dates: May 15 and November 15 (each, an “Interest Payment Date”), commencing on May 15, 2023, and upon the Stated Maturity.

Interest Record Dates: May 1 and November 1 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

GE HEALTHCARE HOLDING LLC

By:
Name: Robert M. Giglietti
Title: President & Treasurer

[Signature Page to Note]

This is one of the Notes designated herein and referred to in the within-mentioned Indenture.

Dated: November 22, 2022

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

GE HEALTHCARE HOLDING LLC

5.650% Senior Notes due 2027

1.	Interest.

GE Healthcare Holding LLC (the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from November 22, 2022. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Company will pay interest semi-annually in arrears on each Interest Payment Date, beginning on May 15, 2023, and on the Stated Maturity. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment. All references to any amount of interest or any other amount payable on or with respect to the Notes shall be deemed to include payment of any interest payable as a consequence of the occurrence and continuation of a “Registration Default,” if applicable, as defined in the Registration Rights Agreement, dated as November 22, 2022, among the Company, the Guarantor and the representatives of the initial purchasers with respect to the Initial Notes party thereto.

2.	Paying Agent.

Initially, The Bank of New York Mellon (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 5.650% Senior Notes due 2027 (the “Notes”) issued under the Indenture, dated as of November 22, 2022 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of November 22, 2022, the “Indenture”), by and between the Company and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the

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Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the sending of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6.           Optional Redemption; Special Mandatory Redemption; Offer to Repurchase Upon Change of Control Repurchase Event.

The Notes are subject to optional redemption, special mandatory redemption and may be the subject of a Change of Control Offer, in each case as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

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8.	Authentication.

This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for her.

Date:                                      Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:
Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES3

This certificate relates to $                principal amount of Notes held in (check applicable space)                 book-entry or                 definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐	to the Company or subsidiary thereof; or

(2) ☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3) ☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐

to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5) ☐

pursuant to offers and sales to non-U.S. persons that occur outside the United States of America within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6) ☐	pursuant to Rule 144 under the Securities Act; or

[3]	This certificate shall not be included as part of the Original Definitive Notes.

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(7) ☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (6) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

By:
Name:
Title: Authorized Signatory

Date:
Signature of Signature
Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*:

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* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

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REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: GE Healthcare Holding LLC

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from GE Healthcare Holding LLC (the “Issuer”) as to the occurrence of a Change of Control Repurchase Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,                      an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $100,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature

Principal amount to be repurchased (at least $100,000 or an integral multiple of $1,000 in excess thereof):

Remaining principal amount following such repurchase:

By:
Authorized Signatory

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Exhibit D

FORM OF 2030 NOTES

[RESTRICTED NOTES ONLY] [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GE HEALTHCARE HOLDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[GLOBAL NOTES ONLY] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY

PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[REGULATION S NOTES ONLY] [BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

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GE HEALTHCARE HOLDING LLC

5.857% Senior Notes due 2030

No. [●]	CUSIP No.: 36267VAG8 (144A) / U3644QAD7 (Reg S)
ISIN No.: US36267VAG86 (144A) / USU3644QAD70 (Reg S)
$[●]

GE HEALTHCARE HOLDING LLC, a Delaware limited liability company (the “Company”), for value received promises to pay to [                ] or registered assigns the principal sum of [●] on March 15, 2030 (the “Stated Maturity”).

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on March 15, 2023, and upon the Stated Maturity.

Interest Record Dates: March 1 and September 1 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

3

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

GE HEALTHCARE HOLDING LLC

By:
Name: Robert M. Giglietti
Title: President & Treasurer

[Signature Page to Note]

This is one of the Notes designated herein and referred to in the within-mentioned Indenture.

Dated: November 22, 2022

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

GE HEALTHCARE HOLDING LLC

5.857% Senior Notes due 2030

1.	Interest.

GE Healthcare Holding LLC (the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from November 22, 2022. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Company will pay interest semi-annually in arrears on each Interest Payment Date, beginning on March 15, 2023, and on the Stated Maturity. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment. All references to any amount of interest or any other amount payable on or with respect to the Notes shall be deemed to include payment of any interest payable as a consequence of the occurrence and continuation of a “Registration Default,” if applicable, as defined in the Registration Rights Agreement, dated as November 22, 2022, among the Company, the Guarantor and the representatives of the initial purchasers with respect to the Initial Notes party thereto.

2.	Paying Agent.

Initially, The Bank of New York Mellon (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 5.857% Senior Notes due 2030 (the “Notes”) issued under the Indenture, dated as of November 22, 2022 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of November 22, 2022, the “Indenture”), by and between the Company and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the

Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the sending of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6.             Optional Redemption; Special Mandatory Redemption; Offer to Repurchase Upon Change of Control Repurchase Event.

The Notes are subject to optional redemption, special mandatory redemption and may be the subject of a Change of Control Offer, in each case as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

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8.	Authentication.

This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note.

3

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                    agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for her.

Date:                                  Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

4

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES4

This certificate relates to $            principal amount of Notes held in (check applicable space)             book-entry or             definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or subsidiary thereof; or

(2)	☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5)	☐	pursuant to offers and sales to non-U.S. persons that occur outside the United States of America within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6)	☐	pursuant to Rule 144 under the Securities Act; or

4 This certificate shall not be included as part of the Original Definitive Notes.

5

(7)	☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (6) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

By:
Name:
	Title:	Authorized Signatory

Date:
Signature of Signature
Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*:

6

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

7

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

8

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: GE Healthcare Holding LLC

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from GE Healthcare Holding LLC (the “Issuer”) as to the occurrence of a Change of Control Repurchase Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,                  an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $100,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature

Principal amount to be repurchased (at least $100,000 or an integral multiple of $1,000 in excess thereof):

Remaining principal amount following such repurchase:

By:
Authorized Signatory

9

Exhibit E

FORM OF 2032 NOTES

[RESTRICTED NOTES ONLY] [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GE HEALTHCARE HOLDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[GLOBAL NOTES ONLY] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY

10

PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[REGULATION S NOTES ONLY] [BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

11

GE HEALTHCARE HOLDING LLC

5.905% Senior Notes due 2032

No. [●]	CUSIP No.: 36267VAJ2 (144A) / U3644QAE5 (Reg S)
ISIN No.: US36267VAJ26 (144A) / USU36244QAE53 (Reg S)
$[●]

GE HEALTHCARE HOLDING LLC, a Delaware limited liability company (the “Company”), for value received promises to pay to [                ] or registered assigns the principal sum of [●] on November 22, 2032 (the “Stated Maturity”).

Interest Payment Dates: May 22 and November 22 (each, an “Interest Payment Date”), commencing on May 22, 2023, and upon the Stated Maturity.

Interest Record Dates: May 8 and November 8 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

12

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

GE HEALTHCARE HOLDING LLC

By:
Name: Robert M. Giglietti
Title: President & Treasurer

[Signature Page to Note]

This is one of the Notes designated herein and referred to in the within-mentioned Indenture.

Dated: November 22, 2022

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

GE HEALTHCARE HOLDING LLC

5.905% Senior Notes due 2032

1.	Interest.

GE Healthcare Holding LLC (the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from November 22, 2022. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Company will pay interest semi-annually in arrears on each Interest Payment Date, beginning on May 22, 2023, and on the Stated Maturity. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment. All references to any amount of interest or any other amount payable on or with respect to the Notes shall be deemed to include payment of any interest payable as a consequence of the occurrence and continuation of a “Registration Default,” if applicable, as defined in the Registration Rights Agreement, dated as November 22, 2022, among the Company, the Guarantor and the representatives of the initial purchasers with respect to the Initial Notes party thereto.

2.	Paying Agent.

Initially, The Bank of New York Mellon (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 5.905% Senior Notes due 2032 (the “Notes”) issued under the Indenture, dated as of November 22, 2022 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of November 22, 2022, the “Indenture”), by and between the Company and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the

Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the sending of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6.             Optional Redemption; Special Mandatory Redemption; Offer to Repurchase Upon Change of Control Repurchase Event.

The Notes are subject to optional redemption, special mandatory redemption and may be the subject of a Change of Control Offer, in each case as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

2

8.	Authentication.

This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note.

3

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for her.

Date:                                  Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

4

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES5

This certificate relates to $    principal amount of Notes held in (check applicable space)                 book-entry or                 definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐	to the Company or subsidiary thereof; or

(2) ☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3) ☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐

to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5) ☐

pursuant to offers and sales to non-U.S. persons that occur outside the United States of America within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6) ☐	pursuant to Rule 144 under the Securities Act; or

5 This certificate shall not be included as part of the Original Definitive Notes.

5

(7) ☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (6) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

By:
Name:
Title: Authorized Signatory

Date:
Signature of Signature
Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*:

6

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

7

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

8

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: GE Healthcare Holding LLC

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from GE Healthcare Holding LLC (the “Issuer”) as to the occurrence of a Change of Control Repurchase Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,                  an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $100,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature

Principal amount to be repurchased (at least $100,000 or an integral multiple of $1,000 in excess thereof):

Remaining principal amount following such repurchase:

By:
Authorized Signatory

9

Exhibit F

FORM OF 2052 NOTES

[RESTRICTED NOTES ONLY] [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GE HEALTHCARE HOLDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[GLOBAL NOTES ONLY] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY

PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[REGULATION S NOTES ONLY] [BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

2

GE HEALTHCARE HOLDING LLC

6.377% Senior Notes due 2052

No. [●]	CUSIP No.: 36267VAL7 (144A) / U3644QAF2 (Reg S)
ISIN No.: US36267VAL71 (144A) / USU3644QAF29 (Reg S)
$[●]

GE HEALTHCARE HOLDING LLC, a Delaware limited liability company (the “Company”), for value received promises to pay to [                ] or registered assigns the principal sum of [●] on November 22, 2052 (the “Stated Maturity”).

Interest Payment Dates: May 22 and November 22 (each, an “Interest Payment Date”), commencing on May 22, 2023, and upon the Stated Maturity.

Interest Record Dates: May 8 and November 8 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

3

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

GE HEALTHCARE HOLDING LLC

By:
Name: Robert M. Giglietti
Title: President & Treasurer

[Signature Page to Note]

This is one of the Notes designated herein and referred to in the within-mentioned Indenture.

Dated: November 22, 2022

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

GE HEALTHCARE HOLDING LLC

6.377% Senior Notes due 2052

1.	Interest.

GE Healthcare Holding LLC (the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from November 22, 2022. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Company will pay interest semi-annually in arrears on each Interest Payment Date, beginning on May 22, 2023, and on the Stated Maturity. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment. All references to any amount of interest or any other amount payable on or with respect to the Notes shall be deemed to include payment of any interest payable as a consequence of the occurrence and continuation of a “Registration Default,” if applicable, as defined in the Registration Rights Agreement, dated as November 22, 2022, among the Company, the Guarantor and the representatives of the initial purchasers with respect to the Initial Notes party thereto.

2.	Paying Agent.

Initially, The Bank of New York Mellon (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 6.377% Senior Notes due 2052 (the “Notes”) issued under the Indenture, dated as of November 22, 2022 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of November 22, 2022, the “Indenture”), by and between the Company and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the

Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the sending of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6.           Optional Redemption; Special Mandatory Redemption; Offer to Repurchase Upon Change of Control Repurchase Event.

The Notes are subject to optional redemption, special mandatory redemption and may be the subject of a Change of Control Offer, in each case as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                  agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for her.

Date:                                  Your Signature:

  Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES6

This certificate relates to $    principal amount of Notes held in (check applicable space)                 book-entry or                 definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or subsidiary thereof; or

(2)	☐	to the Security Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(5)	☐	pursuant to offers and sales to non-U.S. persons that occur outside the United States of America within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or

(6)	☐	pursuant to Rule 144 under the Securities Act; or

6 This certificate shall not be included as part of the Original Definitive Notes.

(7)	☐	pursuant to another available exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (6) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

By:
Name:
Title: Authorized Signatory

Date:
Signature of Signature
Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer
Name:
Title:

Signature Guarantee*:

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: GE Healthcare Holding LLC

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from GE Healthcare Holding LLC (the “Issuer”) as to the occurrence of a Change of Control Repurchase Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,                              an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $100,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature

Principal amount to be repurchased (at least $100,000 or an integral multiple of $1,000 in excess thereof):

Remaining principal amount following such repurchase:

By:
Authorized Signatory